AMENDMENT NO. 1 TO THE AMENDED AND RESTATED INSURANCE TRUST AGREEMENT This Amendment No. 1 (this “Amendment”) to the Amended and Restated Insurance Trust Agreement among Bowhead Insurance Company, Inc. a corporation organized under the laws of Wisconsin (the “Grantor”), American Family Mutual Insurance Company, S.I., a corporation organized under the laws of Wisconsin (the “Beneficiary”), and U.S. Bank National Association, as trustee (the “Bank”) effective as of 23rd day of May, 2024 (the “Existing Agreement”). WITNESSETH: THAT, in consideration of the mutual covenants hereinafter contained and upon the terms and conditions hereinbelow set forth, the parties hereto agree as follows: PREAMBLE WHEREAS, the Grantor, the Beneficiary and the Bank previously entered into a trust agreement in March of 2021, and subsequently amended and restated that agreement by entering into the Existing Agreement. WHEREAS, the Grantor, the Beneficiary and the Bank desire to amend certain terms in the Existing Agreement. Section 1. Defined Terms As used herein, each term defined in the Existing Agreement shall have the meaning assigned thereto in the Existing Agreement, unless expressly provided herein to the contrary. Section 2. Amendments 2.1 Obligations. Section 1.28 of the Existing Agreement shall be amended and restated in its entirety as follows: 1.28 “Obligations” shall, (A), if the Grantor is licensed or accredited as required to provide the Beneficiary with full credit for the reinsurance ceded pursuant to the Reinsurance Agreement, include: a. Reinsured losses and allocated loss expenses paid or payable by the Beneficiary, but not recovered from the Grantor; b. Reserves for reinsured losses reported and outstanding; c. Reserves for reinsured losses incurred but not reported; and d. Reserves for allocated reinsured loss expenses; and

e. (1) starting as of June 30, 2026 until September 29, 2026, Reserves for 55% of unearned premiums; (2) starting as of September 30, 2026 through and until December 30, 2026, Reserves for 70% of unearned premiums; (3) starting as of December 31, 2026 through and until March 30, 2027, Reserves for 85% of unearned premiums; and (4) starting March 31, 2027, 100% of unearned premiums; provided, however, for each of the foregoing clauses (1)-(4), that this amount may be reduced by an amount, determined by the Grantor in good faith to be no more than strictly necessary to prevent the Grantor and its affiliates from (i) breaching any liquidity covenant under any credit facility that supports the Grantor’s operations or (ii) having insufficient liquidity for the day to-day operations of the Grantor and its affiliates; provided that, the establishment of reserves for purposes of the definition of “Obligations,” and the determination of corresponding funding of security for such Obligations, shall both be set by the Grantor, reasonably, in good faith and in accordance with SAP, determined net of any and all Inuring Reinsurance (as defined in the Reinsurance Agreement). (B) If the Grantor is not licensed or accredited as required to provide the Beneficiary with full credit for the reinsurance ceded pursuant to the Reinsurance Agreement, the term “Obligations” shall include: a. Reinsured losses and allocated loss expenses paid or payable by the Beneficiary, but not recovered from Grantor; b. Reserves for reinsured losses reported and outstanding; c. Reserves for reinsured losses incurred but not reported; and d. Reserves for allocated reinsured loss expenses and unearned premiums; provided, that the establishment of reserves for purposes of the definition of “Obligations,” and the determination of corresponding funding of security for such Obligations, shall be set by the Beneficiary, reasonably, in good faith and in accordance with SAP, determined gross of any and all Insuring Reinsurance.

2.2 Reinsurance Agreement. Section 1.33 of the Existing Agreement shall be amended and restated in its entirety as follows: 1.33 "Reinsurance Agreement" means the Amended and Restated Quota Share Reinsurance Agreement entered into as of 23rd day of May, 2024 with effect as at 12:01 a.m. Eastern Standard Time, on November 1, 2020, by and between the Beneficiary and the Grantor, as may be amended from time to time. 2.3 Guidelines. 2.3.1 Section 3.4.1.1 of the Existing Agreement shall be amended and restated in its entirety as follows: 3.4.1.1 Guidelines; Cash-flow Analysis. The Grantor and the Beneficiary hereby reserve to the Grantor sole discretion to determine the Guidelines; to establish and carry out a Cash-flow Analysis consistent with the requirements of applicable law; and to deliver the Guidelines, the Cash-flow Analysis, and this Agreement to each person that has discretion to manage the Assets. The Grantor and the Beneficiary hereby represent and warrant that (i) the Guidelines, the Cash-flow Analysis, and the permissible investments set forth herein are the only investment restrictions imposed upon the Account by the Grantor or the Beneficiary; (ii) following such restrictions will not cause a violation of any applicable law; and (iii) a copy the Guidelines (as may be amended from time to time) are attached as Exhibit B (Guidelines) to hereto. 2.3.2 Exhibit B of the Existing Agreement shall be replaced in its entirety by Exhibit 1 attached to this Amendment. 2.4 Delivery of Directions. Section 13.13.2 of the Agreement shall be amended and restated in its entirety as follows: 13.13.2 Any direction, notice, or other communication to or from the Beneficiary provided for in this Agreement will be given in writing and (i) unless the recipient has timely delivered a superseding address under this Agreement, addressed as provided under this Agreement, (ii) entered into the Beneficiary's account in the Bank's on-line portal, or (iii) sent to the Bank by Messaging System. If to the Grantor: Authorized Officer: c/o Brad Mulcahey U.S. Mailing Address: 452 Fifth Avenue, 24th Floor New York, NY 10018 Email Address: bmulcahey@bowheadspecialty.com

If to the Beneficiary: Authorized Officer: c/o Parr Schoolman U.S. Mailing Address: 6000 American Parkway Madison, WI 53783 Email Address: Parr.Schoolman@amfam.com If to the Bank: Authorized Officer: c/o Dan Pace Vice President and Relationship Manager U.S. Mailing Address: 1 Federal Street, Boston, MA 02110 Email Address: daniel.pace@usbank.com Section 3. Miscellaneous. 3.1. No Other Amendments; Effectiveness. Except as expressly amended and/or superseded by this Amendment, the Existing Agreement remains and shall remain in full force and effect. This Amendment shall not constitute an amendment or waiver of any provision of the Existing Agreement, except as expressly set forth herein. Upon the execution and delivery hereof, the Existing Agreement shall thereupon be deemed to be amended and supplemented as hereinabove set forth as fully and with the same effect as if the amendments and supplements made hereby were originally set forth in the Existing Agreement. This Amendment and the Existing Agreement shall each henceforth be read, taken and construed as one and the same instrument, but such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the Existing Agreement. If and to the extent there are any inconsistencies between the Existing Agreement and this Amendment with respect to the matters set forth herein, the terms of this Amendment shall control. On and after the Amendment Effective Date, each reference to the Agreement, “this Agreement”, “hereof”, “hereunder”, “herein” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended hereby provided, that references in the Agreement to “the date hereof” or “the date of this Agreement” or words of like import shall continue to refer to the date of May 23, 2024. 3.2. Sections of the Agreement. Section 13.4, Section 13.6, Section 13.7, Section 13.21 and Section 13.22 of the Existing Agreement are each hereby incorporated by reference mutatis mutandis. [Signature Page Follows]

IN WITNESS WHEREOF, an authorized officer of each party hereby executes this Amendment on the date stated beneath that party’s signature. THE GRANTOR: By: /s/ Brad Mulcahey____________________________ (Signature of the Grantor’s authorized officer) Brad Mulcahey ______________________________ (Printed name of the Grantor’s authorized officer) Its: Chief Financial Officer and Treasurer __________ (Title of the Grantor’s authorized officer) Dated: May 4, 2026______________________________ THE BENEFICIARY: By: /s/ Troy Van Beek___________________________ (Signature of the Beneficiary’s authorized officer) Troy Van Beek______________________________ (Printed name of the Beneficiary’s authorized officer) Its: _Enterprise Chief Financial Officer and Treasurer__ (Title of the Beneficiary’s authorized officer) Dated: May 4, 2026 _______________________________ THE BANK: By: /s/ Daniel Pace_______________________________ (Signature of the Bank’s authorized officer) _Daniel Pace______________________________ (Printed name of the Bank’s authorized officer) Its: Vice President and Relationship Manager_________ (Title of the Bank’s authorized officer) Dated: May 4, 2026 _______________________________ [Signature page to Amendment No. 1 to the Amended and Restated Insurance Trust Agreement]

Exhibit 1 [Guidelines] [Omitted]